EXHIBIT 99.7

                                                        Monthly Operating Report

-----------------------------------
CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL BASIS
-----------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
-----------------------------------
JUDGE: BARBARA J. HOUSER
-----------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: OCTOBER 31, 2000

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/ DREW KEITH                                           Chief Financial Officer
---------------------------------------                 ------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                           TITLE

Drew Keith                                                       11/20/00
---------------------------------------                 ------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                 DATE

PREPARER:

/s/ JESSICA L. WILSON                                   Chief Accounting Officer
---------------------------------------                 ------------------------
ORIGINAL SIGNATURE OF PREPARER                                    TITLE

Jessica L. Wilson                                                11/20/00
---------------------------------------                 ------------------------
PRINTED NAME OF PREPARER                                           DATE

                                                        MONTHLY OPERATING REPORT
-----------------------------------
CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL BASIS-1
-----------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
-----------------------------------

COMPARATIVE BALANCE SHEET
-----------------------------------------------------------------------------------------------------------------------------------
                                               SCHEDULE                MONTH                  MONTH                 MONTH
                                                               --------------------------------------------------------------------
ASSETS                                          AMOUNT              October 2000
-----------------------------------------------------------------------------------------------------------------------------------
1.      UNRESTRICTED CASH                               $3,646                 $5,471                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
2.      RESTRICTED CASH                                                            $0                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
3.      TOTAL CASH                                      $3,646                 $5,471                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
4.      ACCOUNTS RECEIVABLE (NET)                      $76,002                 $7,175                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
5.      INVENTORY                                                                  $0                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
6.      NOTES RECEIVABLE                                                           $0                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
7.      PREPAID EXPENSES                                                           $0                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
8.      OTHER (ATTACH LIST)                           $375,137               $655,823                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
9.      TOTAL CURRENT ASSETS                          $454,785               $668,469                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
10.     PROPERTY, PLANT & EQUIPMENT                   $120,412               $162,895                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
11.     LESS: ACCUMULATED
        DEPRECIATION/DEPLETION                                                $65,573                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
12.     NET PROPERTY, PLANT &
        EQUIPMENT                                     $120,412                $97,322                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
13.     DUE FROM INSIDERS                                                          $0                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
14.     OTHER ASSETS - NET OF
        AMORTIZATION (ATTACH LIST)                  $2,892,844             $2,723,098                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
15.     OTHER (ATTACH LIST)                                                        $0                    $0
-----------------------------------------------------------------------------------------------------------------------------------
16.     TOTAL ASSETS                                $3,468,041             $3,488,889                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
17.     ACCOUNTS PAYABLE                                                           $0                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
18.     TAXES PAYABLE                                                            $238                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
19.     NOTES PAYABLE                                                              $0                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
20.     PROFESSIONAL FEES                                                          $0                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
21.     SECURED DEBT                                                               $0                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
22.     OTHER (ATTACH LIST)                                                        $0                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
23.     TOTAL POSTPETITION
        LIABILITIES                                                              $238                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
24.     SECURED DEBT                                                               $0                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
25.     PRIORITY DEBT                                  $73,455                     $0                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
26.     UNSECURED DEBT                                 $68,502                $62,673                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
27.     OTHER (ATTACH LIST)                                                $1,231,717                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
28.     TOTAL PREPETITION LIABILITIES                 $141,957             $1,294,390                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
29.     TOTAL LIABILITIES                             $141,957             $1,294,628                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
30.     PREPETITION OWNERS' EQUITY                                         $2,194,261                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
31.     POSTPETITION CUMULATIVE
        PROFIT OR (LOSS)                                                           $0                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
32.     DIRECT CHARGES TO EQUITY
        (ATTACH EXPLANATION)
-----------------------------------------------------------------------------------------------------------------------------------
33.     TOTAL EQUITY                                        $0             $2,194,261                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------
34.     TOTAL LIABILITIES &
        OWNERS' EQUITY                                $141,957             $3,488,889                    $0                     $0
-----------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT
-----------------------------------
CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL BASIS-2
-----------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
-----------------------------------

INCOME STATEMENT
----------------------------------------------------------------------------------------------------------------------------
                                                  MONTH                MONTH               MONTH              QUARTER
                                             -----------------------------------------------------------
REVENUES                                      October 2000                                                     TOTAL
----------------------------------------------------------------------------------------------------------------------------
1.     GROSS REVENUES                                        $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------------------------------
2.     LESS: RETURNS & DISCOUNTS                             $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------------------------------
3.     NET REVENUE                                           $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------------------------------
4.     MATERIAL                                              $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------------------------------
5.     DIRECT LABOR                                          $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------------------------------
6.     DIRECT OVERHEAD                                       $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------------------------------
7.     TOTAL COST OF GOODS SOLD                              $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------------------------------
8.     GROSS PROFIT                                          $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------
9.     OFFICER/INSIDER COMPENSATION                      $6,250                  $0                  $0              $6,250
----------------------------------------------------------------------------------------------------------------------------
10.    SELLING & MARKETING                                   $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------------------------------
11.    GENERAL & ADMINISTRATIVE                        ($41,350)                 $0                  $0            ($41,350)
----------------------------------------------------------------------------------------------------------------------------
12.    RENT & LEASE                                      $3,066                  $0                  $0              $3,066
----------------------------------------------------------------------------------------------------------------------------
13.    OTHER (ATTACH LIST)                                   $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------------------------------
14.    TOTAL OPERATING EXPENSES                        ($32,034)                 $0                  $0            ($32,034)
----------------------------------------------------------------------------------------------------------------------------
15.    INCOME BEFORE NON-OPERATING
       INCOME & EXPENSE                                 $32,034                  $0                  $0             $32,034
----------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------------------------------
16.    NON-OPERATING INCOME (ATT. LIST)                      $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------------------------------
17.    NON-OPERATING EXPENSE (ATT. LIST)                     $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------------------------------
18.    INTEREST EXPENSE                                      $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------------------------------
19.    DEPRECIATION/DEPLETION                            $3,743                  $0                  $0              $3,743
----------------------------------------------------------------------------------------------------------------------------
20.    AMORTIZATION                                     $28,291                  $0                  $0             $28,291
----------------------------------------------------------------------------------------------------------------------------
21.    OTHER (ATTACH LIST)                                   $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------------------------------
22.    NET OTHER INCOME & EXPENSES                      $32,034                  $0                  $0             $32,034
----------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------------------
23.    PROFESSIONAL FEES                                     $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------------------------------
24.    U.S. TRUSTEE FEES                                     $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------------------------------
25.    OTHER (ATTACH LIST)                                   $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------------------------------
26.    TOTAL REORGANIZATION EXPENSES                         $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------------------------------
27.    INCOME TAX                                            $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------------------------------
28.    NET PROFIT (LOSS)                                     $0                  $0                  $0                  $0
----------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-----------------------------------
CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL BASIS-3
-----------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
-----------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                         MONTH               MONTH              MONTH              QUARTER
                                                   -----------------------------------------------------------
DISBURSEMENTS                                         October 2000                                                   TOTAL
----------------------------------------------------------------------------------------------------------------------------------
1.     CASH - BEGINNING OF MONTH                                $1,270                  $0                 $0              $1,270
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
2.     CASH SALES                                                   $0                  $0                 $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------------------------------
3.     PREPETITION                                                  $0                  $0                 $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
4.     POSTPETITION                                             $5,621                  $0                 $0              $5,621
----------------------------------------------------------------------------------------------------------------------------------
5.     TOTAL OPERATING RECEIPTS                                 $5,621                  $0                 $0              $5,621
----------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------------------------------
6.     LOANS & ADVANCES (ATTACH LIST)                               $0                  $0                 $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
7.     SALE OF ASSETS                                               $0                  $0                 $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                                      $3,484                  $0                 $0              $3,484
----------------------------------------------------------------------------------------------------------------------------------
9.     TOTAL NON-OPERATING RECEIPTS                             $3,484                  $0                 $0              $3,484
----------------------------------------------------------------------------------------------------------------------------------
10.    TOTAL RECEIPTS                                           $9,105                  $0                 $0              $9,105
----------------------------------------------------------------------------------------------------------------------------------
11.    TOTAL CASH AVAILABLE                                    $10,375                  $0                 $0             $10,375
----------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------------------
12.    NET PAYROLL                                                  $0                  $0                 $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
13.    PAYROLL TAXES PAID                                           $0                  $0                 $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
14.    SALES, USE & OTHER TAXES PAID                                $0                  $0                 $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
15.    SECURED/RENTAL/LEASES                                        $0                  $0                 $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
16.    UTILITIES                                                  $248                  $0                 $0                $248
----------------------------------------------------------------------------------------------------------------------------------
17.    INSURANCE                                                    $0                  $0                 $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
18.    INVENTORY PURCHASES                                          $0                  $0                 $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
19.    VEHICLE EXPENSES                                             $0                  $0                 $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
20.    TRAVEL                                                       $0                  $0                 $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
21.    ENTERTAINMENT                                                $0                  $0                 $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
22.    REPAIRS & MAINTENANCE                                        $0                  $0                 $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
23.    SUPPLIES                                                   $199                  $0                 $0                $199
----------------------------------------------------------------------------------------------------------------------------------
24.    ADVERTISING                                                  $0                  $0                 $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
25.    OTHER (ATTACH LIST)                                      $3,957                  $0                 $0              $3,957
----------------------------------------------------------------------------------------------------------------------------------
26.    TOTAL OPERATING DISBURSEMENTS                            $4,404                  $0                 $0              $4,404
----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
27.    PROFESSIONAL FEES                                            $0                  $0                 $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
28.    U.S. TRUSTEE FEES                                          $500                  $0                 $0                $500
----------------------------------------------------------------------------------------------------------------------------------
29.    OTHER (ATTACH LIST)                                          $0                  $0                 $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
30.    TOTAL REORGANIZATION EXPENSES                              $500                  $0                 $0                $500
----------------------------------------------------------------------------------------------------------------------------------
31.    TOTAL DISBURSEMENTS                                      $4,904                  $0                 $0              $4,904
----------------------------------------------------------------------------------------------------------------------------------
32.    NET CASH FLOW                                            $4,201                  $0                 $0              $4,201
----------------------------------------------------------------------------------------------------------------------------------
33.    CASH - END OF MONTH                                      $5,471                  $0                 $0              $5,471
----------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-----------------------------------
CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL BASIS-4
-----------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
-----------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                          SCHEDULE                 MONTH                   MONTH                 MONTH
                                                          ---------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                  AMOUNT              October 2000
-------------------------------------------------------------------------------------------------------------------------------
1.      0-30                                                               $4,381
-------------------------------------------------------------------------------------------------------------------------------
2.      31-60                                                              $3,556
-------------------------------------------------------------------------------------------------------------------------------
3.      61-90                                                                  $0
-------------------------------------------------------------------------------------------------------------------------------
4.      91+                                                                  $819
-------------------------------------------------------------------------------------------------------------------------------
5.      TOTAL ACCOUNTS RECEIVABLE                      $0                  $8,756                      $0                   $0
-------------------------------------------------------------------------------------------------------------------------------
6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                    $1,581
-------------------------------------------------------------------------------------------------------------------------------
7.      ACCOUNTS RECEIVABLE (NET)                      $0                  $7,175                      $0                   $0
-------------------------------------------------------------------------------------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                                                        MONTH:      October 2000
-----------------------------------------------------------------------------------------------------------------------------------
                            0-30                 31-60                  61-90                    91+
TAXES PAYABLE               DAYS                 DAYS                   DAYS                    DAYS                  TOTAL
------------------------------------------------------------------------------------------------------------------------------------
1.      FEDERAL                       $0                    $0                      $0                      $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
2.      STATE                       $238                    $0                      $0                      $0                 $238
------------------------------------------------------------------------------------------------------------------------------------
3.      LOCAL                         $0                    $0                      $0                      $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
4.      OTHER (ATTACH LIST)           $0                    $0                      $0                      $0                   $0
------------------------------------------------------------------------------------------------------------------------------------
5.      TOTAL TAXES PAYABLE         $238                    $0                      $0                      $0                 $238
------------------------------------------------------------------------------------------------------------------------------------
6.      ACCOUNTS PAYABLE              $0                    $0                      $0                      $0                   $0
------------------------------------------------------------------------------------------------------------------------------------

STATUS OF POSTPETITION TAXES                                                                    MONTH: October 2000
---------------------------------------------------------------------------------------------------------------------------------
                                            BEGINNING               AMOUNT                                         ENDING
                                               TAX               WITHHELD AND/              AMOUNT                  TAX
FEDERAL                                    LIABILITY*             0R ACCRUED                 PAID                LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
1.      WITHHOLDING**                                    $0                      $0                      $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
2.      FICA-EMPLOYEE**                                  $0                      $0                      $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
3.      FICA-EMPLOYER**                                  $0                      $0                      $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
4.      UNEMPLOYMENT                                     $0                      $0                      $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
5.      INCOME                                           $0                      $0                      $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
6.      OTHER (ATTACH LIST)                              $0                      $0                      $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
7.      TOTAL FEDERAL TAXES                              $0                      $0                      $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------------------------------------------
8.      WITHHOLDING                                      $0                      $0                      $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
9.      SALES                                          $856                      $0                    $618                 $238
---------------------------------------------------------------------------------------------------------------------------------
10.     EXCISE                                           $0                      $0                      $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
11.     UNEMPLOYMENT                                     $0                      $0                      $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
12.     REAL PROPERTY                                    $0                      $0                      $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
13.     PERSONAL PROPERTY                                $0                      $0                      $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
14.     OTHER (ATTACH LIST)                              $0                      $0                      $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
15.     TOTAL STATE & LOCAL                            $856                      $0                    $618                 $238
---------------------------------------------------------------------------------------------------------------------------------
16.     TOTAL TAXES                                    $856                      $0                    $618                 $238
---------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

-----------------------------------
CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL BASIS-5
-----------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
-----------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                        MONTH: October 2000

BANK RECONCILIATIONS
                                                      Account #1           Account #2          Account #3
-----------------------------------------------------------------------------------------------------------------------------------
A.          BANK:                                      Bank One            Mid-Cities
                                                  -------------------------------------------------------------
B.           ACCOUNT NUMBER:                          1586267807            4235800                                   TOTAL
                                                  -------------------------------------------------------------
C.           PURPOSE (TYPE):                           Operating              Operating - Closed 5/00
-----------------------------------------------------------------------------------------------------------------------------------
1.      BALANCE PER BANK STATEMENT                             $5,971                   $0                                  $5,971
-----------------------------------------------------------------------------------------------------------------------------------
2.      ADD: TOTAL DEPOSITS NOT CREDITED                           $0                   $0                                      $0
-----------------------------------------------------------------------------------------------------------------------------------
3.      SUBTRACT: OUTSTANDING CHECKS                             $500                   $0                                    $500
-----------------------------------------------------------------------------------------------------------------------------------
4.      OTHER RECONCILING ITEMS                                    $0                   $0                                      $0
-----------------------------------------------------------------------------------------------------------------------------------
5.      MONTH END BALANCE PER BOOKS                            $5,471                   $0                  $0              $5,471
-----------------------------------------------------------------------------------------------------------------------------------
6.      NUMBER OF LAST CHECK WRITTEN                     6058            account closed
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                        DATE OF             TYPE OF             PURCHASE             CURRENT
BANK, ACCOUNT NAME & NUMBER                            PURCHASE            INSTRUMENT             PRICE               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
7.      N/A
-----------------------------------------------------------------------------------------------------------------------------------
8.      N/A
-----------------------------------------------------------------------------------------------------------------------------------
9.      N/A
-----------------------------------------------------------------------------------------------------------------------------------
10.     N/A
-----------------------------------------------------------------------------------------------------------------------------------
11.     TOTAL INVESTMENTS                                                                                   $0                  $0
-----------------------------------------------------------------------------------------------------------------------------------

CASH
-----------------------------------------------------------------------------------------------------------------------------------
12.     CURRENCY ON HAND                                                                                                        $0
-----------------------------------------------------------------------------------------------------------------------------------
13.     TOTAL CASH - END OF MONTH                                                                                           $5,471
-----------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT
-----------------------------------
CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL BASIS-6
-----------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
-----------------------------------

                                                        MONTH: October 2000

--------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------------------------------
                                               INSIDERS
--------------------------------------------------------------------------------------------------------
                                                  TYPE OF               AMOUNT           TOTAL PAID
               NAME                               PAYMENT                PAID             TO DATE
--------------------------------------------------------------------------------------------------------
1.    Mary Phillips                       Salary                              $6,250            $68,750
--------------------------------------------------------------------------------------------------------
2.
--------------------------------------------------------------------------------------------------------
3.
--------------------------------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------------------------------
6.    TOTAL PAYMENTS
      TO INSIDERS                                                             $6,250            $68,750
--------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        PROFESSIONALS
------------------------------------------------------------------------------------------------------------------------------------
                                    DATE OF COURT                                                                      TOTAL
                                  ORDER AUTHORIZING          AMOUNT             AMOUNT           TOTAL PAID           INCURRED
                    NAME               PAYMENT              APPROVED             PAID              TO DATE           & UNPAID *
------------------------------------------------------------------------------------------------------------------------------------
1.    N/A
------------------------------------------------------------------------------------------------------------------------------------
2.    N/A
------------------------------------------------------------------------------------------------------------------------------------
3.    N/A
------------------------------------------------------------------------------------------------------------------------------------
4.    N/A
------------------------------------------------------------------------------------------------------------------------------------
5.    N/A
------------------------------------------------------------------------------------------------------------------------------------
6.    TOTAL PAYMENTS
      TO PROFESSIONALS                                                 $0                 $0                  $0                 $0
------------------------------------------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

----------------------------------------------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                      SCHEDULED           AMOUNTS
                                                                       MONTHLY              PAID               TOTAL
                                                                       PAYMENTS            DURING             UNPAID
                        NAME OF CREDITOR                                 DUE               MONTH           POSTPETITION
----------------------------------------------------------------------------------------------------------------------------
1.    N/A
----------------------------------------------------------------------------------------------------------------------------
2.    N/A
----------------------------------------------------------------------------------------------------------------------------
3.    N/A
----------------------------------------------------------------------------------------------------------------------------
4.    N/A
----------------------------------------------------------------------------------------------------------------------------
5.    N/A
----------------------------------------------------------------------------------------------------------------------------
6.    TOTAL                                                                       $0                 $0                  $0
----------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT
-----------------------------------
CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL  BASIS-7
-----------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
-----------------------------------

                                                        MONTH: October 2000

QUESTIONNAIRE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    YES                NO
---------------------------------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                              X
---------------------------------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                        X
---------------------------------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                                                                  X
---------------------------------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                                                                            X
---------------------------------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                                                            X
---------------------------------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                      X
---------------------------------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                                                                         X
---------------------------------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                  X
---------------------------------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                        X
---------------------------------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                                                                       X
---------------------------------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                                                                 X
---------------------------------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                                                   X
---------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------
INSURANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    YES                NO
---------------------------------------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                                                       X
---------------------------------------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                         X
---------------------------------------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
---------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------------------------------------
                                                    INSTALLMENT PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------------
            TYPE  OF                                                                                           PAYMENT AMOUNT
             POLICY                                   CARRIER                            PERIOD COVERED         & FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
Property Insurance                      CAN Transcontinental Ins. Co                    9/12/00-9/11/01       $1,723.00     Annual
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
       See Kitty Hawk, Inc. Case #400-42141
-----------------------------------------------------------------------------------------------------------------------------------

CASE NAME: LONGHORN SOLUTIONS, INC.                         FOOTNOTES SUPPLEMENT
-----------------------------------
CASE NUMBER: 400-42147-BJH-11                               ACCRUAL BASIS
-----------------------------------

                                                            MONTH: October 2000

----------------------------------------------------------------------------------------------------------
ACCRUAL BASIS
 FORM NUMBER            LINE NUMBER                   FOOTNOTE / EXPLANATION
----------------------------------------------------------------------------------------------------------
         3                   12      All payroll is paid out of Kitty Hawk Aircargo, Inc. (Case #400-
                             13         42142) and allocated to the Company. Related payroll
                                        taxes are disbursed out of and reported at KH Aircargo.
----------------------------------------------------------------------------------------------------------
         6                           All Professional fees related to the Reorganization of the
                                       Company are disbursed out of Kitty Hawk, Inc. (Parent
                                       Company). Refer to Case # 400-42141
----------------------------------------------------------------------------------------------------------
         7                           All other insurance plans related to the Company are carried at Kitty Hawk, Inc. (Parent Company). Refer to Case #
                                       400-42141.
----------------------------------------------------------------------------------------------------------
       General                       Operations of this entity ceased October 12, 2000.
----------------------------------------------------------------------------------------------------------

CASE NAME: LONGHORN SOLUTIONS, INC.

CASE NUMBER: 400-42147-BJH-11

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1                       October 2000

8.   OTHER (ATTACH LIST)                               $ 655,823 Reported
                                      ---------------------------
         Intercompany Receivables                        616,158
         Deferred Taxes                                   36,717
         Security Deposit                                  2,948
                                      ---------------------------
                                                         655,823 Detail
                                      ---------------------------
                                                               - Difference

14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)                       $2,723,098 Reported
                                      ---------------------------
         Software knowledge                            3,397,989
         Accum Amortization                             (674,891)
                                      ---------------------------
                                                       2,723,098 Detail
                                      ---------------------------
                                                               - Difference

27.  OTHER (ATTACH LIST)                             $ 1,231,717 Reported
                                      ---------------------------
         Accrued income taxes                            (71,204)
         Deffered Revenue                                  6,000
         Deferred income tax expense                   1,296,921
                                      ---------------------------
                                                       1,231,717 Detail
                                      ---------------------------
                                                               - Difference

ACCRUAL BASIS-3

   8 OTHER (ATTACH LIST)                                 $ 3,484 Reported
                                      ---------------------------
         Transfer from Inc.                                3,484 Detail
                                      ---------------------------
                                                               - Difference

25.  OTHER (ATTACH LIST)                                   2,351 Reported
                                      ---------------------------

         Taxes                                               341
         Office Equipment                                  1,679
         Internet                                            425
         Janitorial                                          550
         Misc                                                331
         Petty Cash Usage                                    631
                                      ---------------------------
                                                           3,957 Detail
                                      ---------------------------
                                                          (1,606)Difference